GENERAL	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
GENERAL
NOTE 1:	GENERAL

a.	General:

Sapiens International Corporation N.V. (“Sapiens”) and its subsidiaries (collectively, the “Company”), a member of the Formula Systems (1985) Ltd. Group, is a global provider of software solutions for the insurance industry, with an emerging focus on the broader financial services sector. The Company's offerings include a broad range of software solutions and services, comprised of: (i) core software solutions for the insurance industry, including Property & Casualty/General Insurance (“P&C”) and Life, Annuities and Pensions (“L&P”) products, and record keeping software solutions for providers of Retirement Services; (ii) variety of technology based solutions including business decision management solutions for the financial services industry, including insurance, banking and capital markets; and (iii) global services including project delivery and implementation of the Company’ software solutions.
The Company operates primarily in North America, United Kingdom, Europe, Israel, and Asia Pacific.

b.	Acquisition of Maximum Processing:

On May 26, 2016, Sapiens entered into an agreement to purchase 100% of Maximum Processing Inc.’s (MaxPro) total shares outstanding. MaxPro specializes in providing business and technology solutions across the insurance industry.

Sapiens paid the acquisition consideration in cash, consisting of $4,278 (of which $1,490 was deposited at closing in escrow). In addition, the seller has performance based payments relating to achievements of revenue and profitability targets over three years (2016-2018) of up to $3,126 that are subject to continued employment and therefore, not part of the purchase price.

c.	Acquisition of 4Sight business intelligence:

On June 7, 2016, Sapiens entered into an agreement to purchase 100% of 4Sight Business Intelligence Inc.’s (4Sight) total shares outstanding. 4sight's system provides analytics software for the insurance industry.

Sapiens paid the acquisition consideration of $330. In addition, the seller has performance based payments relating to achievements of revenue and profitability targets over three years (2016-2018) of up to $2,600. Such payments are also subject to continued employment and therefore, are not part of the purchase price.

d.	Acquisitions in previous years:

1.
On May 6, 2015, the Company completed the agreement to acquire all of the outstanding shares of Ibexi Solution Private Limited (Ibexi), an India-based provider of insurance business and technology solutions, in total consideration of $4,764 including a contingent obligation valued at $949 at the acquisition date. As of December 31, 2016, the estimated fair value of the contingent payment is $1,680.

In addition, an amount of approximately $1,900 is subject to continued employment and therefore not part of the purchase price, but is recognized over the service period.

2.
On August 18, 2015 (the “acquisition date”), Sapiens completed the acquisition from Asseco Poland S.A. (“Asseco” or the “Seller”) of all issued and outstanding shares of Insseco. Asseco is the ultimate parent company of Sapiens, through holding in Formula Systems, which has been lastly effective as of December 23, 2014 and thereafter, the direct parent company of Sapiens. Insseco is a newly established company into which Asseco transferred all of its Polish insurance employees, certain fixed assets, certain customer contracts and certain software including intellectual property rights. Insseco has an established presence in the Polish insurance market, and services major insurance customers in Poland, including top tier insurance carriers.

Sapiens paid the acquisition consideration in cash, consisting of 34.3 million Polish Zloty or approximately $9,100. In addition, the seller has upside or downside performance based payments relating to achievements of revenue goals and profitability over the next five years. If the aggregate revenues generated by Insseco from its activity from July 1, 2015 through June 30, 2020 exceed 90 million Polish Zloty or approximately $23,800, the Seller shall be entitled to receive additional amounts ranging from 3% to 15% of the excess amount of the respective revenues. If the aggregate revenues generated by Insseco for the period from July 1, 2015 through June 30, 2018 are below 84 million Polish Zloty or $22,200, the seller shall pay Sapiens an amount equal to 35% of the deficiency below such amount. In addition, the amounts payable to the seller may be adjusted upwards or downwards as a result of changes in the profitability of a specific account that Sapiens acquired as part of the acquisition. The estimated fair value of the contingent payments as of December 31, 2016 is $1,000.

The acquisition of Insseco from Asseco, which is the ultimate parent company of Sapiens is a transaction between entities under common control, and therefore accounted for under the pooling of interest method in accordance with ASC 805, Business Combinations. Under the pooling-of-interests method, combination between two businesses under common control is accounted for at carrying amounts with retrospective adjustment of prior period financial statements. As the common control achieved on December 23, 2014, the balance sheet as of December 31, 2014 of Sapiens was adjusted to reflect the carrying amounts combination between Sapiens and Insseco.

The results of Sapiens for the twelve-month period ended December 31, 2015 were also adjusted to reflect the combination with Insseco, accordingly.

Under the pooling-of-interest method, the equity accounts of the combining entities are combined and the difference between the consideration paid and the net assets acquired is reflected as an equity transaction (i.e., distribution to parent company).

As opposed to the purchase method of accounting, no intangible assets are recognized in the transaction, other than those existed in the combining entities and no goodwill is recognized as a result of the combination.

The application of the pooling-of-interest method with respect to the acquisition of Insseco increased the total assets, liabilities and equity as of December 31, 2014 by $4,387, $2,290, and $2,097, respectively. Revenues, pretax income and net income of Insseco for the twelve-month period ended December 31, 2015, which are included in the consolidated statements of income amounted to $10,516, $1,324 and $1,165, respectively.

3.
On August 1, 2014, the Company completed the acquisition of all of the outstanding shares of Knowledge Partners International (KPI), a pioneer and recognized leader in decision management consultancy, services and training, in consideration of $ 2,380, composed of the following:

Cash	$2,203
Share consideration *	177

Total purchase price	$2,380

*)
Sapiens issued 57,000 shares of its subsidiary, Sapiens Software Solution (Decision) Ltd, reflecting 3% of the subsidiary's outstanding shares. According to the agreement, the sellers will have the right to sell their minority interests to the Company during the period commencing on the date that is 48 months following the acquisition date, and the Company will have a corresponding call option.

Sapiens issued additional 88,500 restricted shares of its subsidiary, Sapiens Software Solution (Decision) Ltd, expensed over a vesting period of three years commencing on the acquisition date.